Agreement for Change of Control

                                       Of

                              Sooner Holdings, Inc.





This agreement (the "Agreement") is entered into effective July 17, 2008 by and among Glen McKay, ("Glen McKay"); R.C. Cunningham II and Thomas J. Kenan ("the Sooner Pair"); and Sooner Holdings, Inc., an Oklahoma corporation ("Sooner Holdings").

In consideration of the representations, promises and undertakings set forth below, the parties agree as follows:

     1.   Representations by Glen McKay to the Sooner Group -

          o That he has developed a business plan to purchase an equity position in an Infrastructure Company which will be lead developer in the construction of an extension of the existing monorail network in Las Vegas, Nevada that will connect to a to-be-built high-speed train to southern California. In addition, Glen McKay will purchase an equity position in an associated real estate development company which will capitalize on the opportunities of development along and near to their transportation systems.

          o that the achievement of the business plan includes, among other matters, that Glen McKay obtain control of an SEC-registered, shell public company that is in good standing, current in its filing of periodic reports with the SEC, and whose stock is traded on the OTC Bulletin Board.

     2. Representations of the Sooner Pair. The Sooner Pair represents to Glen McKay


          o that they own, respectively, the following outstanding shares of common stock of Sooner Holdings, Inc., an Oklahoma corporation:
               Cunningham - 9,224,008  and Kenan - 1,147,778,  which  10,371,786 shares constitute 81.7% of the 12,688,016 outstanding shares of Sooner Holdings, Inc., and

          o that Sooner Holdings, Inc. is an SEC-registered, shell public company that is in good standing, current in its filing of periodic reports with the SEC, and whose stock is traded on the OTC Bulletin Board.

     3. Glen McKay's purchase of shares of Sooner Holdings common stock from the Sooner pair. Glen McKay promises to purchase from the Sooner Pair 9,124,008 of Cunningham's shares and 1,047,778 of Kenan's shares for a total consideration of $650,000. Cunningham promises to sell to Glen McKay 9,124,008of his shares for $583,045, and Kenan promises to sell to Glen McKay 1,047,778 of his shares for $66,955. Payment for these shares shall be made by Glen McKay by wire transfer on or before 5 p.m., Central Daylight Time, August 15, 2008.

     4. Glen McKay's purchase of 29,828,214 newly-issued shares from Sooner Holdings. Glen McKay shall also purchase 29,828,214 shares of newly-issued common stock from Sooner Holdings at a purchase price of


                                                                      Exhibit 10
                                                               Page 1 of 6 Pages

          $0.064 a share, and Sooner Holdings agrees to sell to Glen McKay 29,828,214 shares of its common stock at a purchase price of $0.064 a share. This would involve the payment of $1,909,006 to Sooner within 2 years. If it should be inconvenient to pay that sum at that time, the Corporation could extend the due date.

     5. The Closing. The Closing of this Agreement shall be accomplished on or before 4 p.m., Nevada, USA Time, August 15, 2008 and shall consist of the following:

          5.1. Glen McKay shall wire transfer the $650,000 described in paragraph 3 above to the Sooner Pair at wire transfer coordinates to be provided by the Sooner Pair.
          5.2. Provided they are given three days notice of the pending Closing, the Sooner Pair, upon being notified that the $650,000 has been wired to their bank accounts, shall send, by Federal Express, to a designated representative of Glen McKay the stock certificates being purchased by the Glen McKay from them.
          5.3. Sooner Holding shall deliver by Federal Express to one of Glen McKay designated by it -

               o upon receipt of payment for the shares identified in paragraph 4 above, stock certificates for such shares,

               o documents signed by the necessary officers of Sooner Holdings that, when filed or delivered to the addressees, will amend the articles of incorporation of Sooner Holdings
                    (i) to increase the authorized capital to 100,000,000 shares of Preferred Stock, (ii) to increase the authorized capital to 500,000,000 shares of Common Stock or an unlimited amount of Common Stock, and (iii) to change the name of Sooner Holdings to "Las Vegas Titan Development Co., Ltd." or other name designated by Glen McKay,

               o documents signed by the necessary officers of Sooner Holdings, for filing in Nevada and Oklahoma, that move from Oklahoma to Nevada the State of incorporation of the company,

               o signed resignations of the officers and directors of Sooner Holdings, effective upon receipt of payment for the shares designated in paragraphs 3 and 4 above,

               o a Form 8-K, prepared for SEC filing by the new management of Sooner Holdings, describing the closing of the transaction described herein, the issuance of new shares of common stock of Sooner Holdings, the change of its officers and directors and the at-least five-years background of the new officers and directors, and

               o an invoice to Sooner Holdings from Fuller, Tubb, Bickford and Krahl for the attorney's and staff's work performed in effecting the Closing described in this paragraph 5.

     6.   Sooner  Holdings'  further   representations  to  Glen  McKay.  Sooner
          Holdings' represents to Glen McKay as follows, which representations shall continue through the Closing described in paragraph 5 above:



                                                                      Exhibit 10
                                                               Page 2 of 6 Pages

          6.1. Financial Statements. Its financial statements as filed with the Securities and Exchange Commission in a Form 10-KSB for the fiscal period ended September 30, 2007, and interim financial statements for the period ended June 30, 2008 in a Form 10-QSB are correct in all material respects.

          6.2. Articles and Bylaws. Complete and accurate copies of the Certificate and Articles of Incorporation and Bylaws of Sooner Holdings together with all amendments thereto to the date hereof will be delivered to Glen McKay before the Closing.

          6.3. Shareholders. A complete list of all persons or entities holding capital stock of SOONER HOLDINGS or any rights to subscribe for, acquire, or receive shares of the capital stock of SOONER
               HOLDINGS  (whether  warrants,   calls,   options,  or  conversion
               rights), including copies of all stock option plans whether qualified or non qualified, and other similar agreements will be provided to Glen McKay at a time and place of its choosing.

          6.4. Officers and Directors. A complete and current list of all officers and Directors of SOONER HOLDINGS is set forth in its filed Form 10-KSB for the fiscal period ended September 30, 2007.

          6.5. Tax Returns. Accurate copies of Federal and State tax returns for SOONER HOLDINGS for at least the last six taxable years will be delivered to Glen McKay at a time of its choosing.

          6.6. Organization, Standing and Power. SOONER HOLDINGS is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma with all requisite corporate power to own or lease its properties and carry on its businesses as is now being conducted.

          6.7 Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of SOONER HOLDINGS. This Agreement constitutes the valid and binding obligation of SOONER HOLDINGS enforceable against it in availability of the remedy of specific performance. This Agreement has been duly executed by SOONER HOLDINGS and the execution and transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of SOONER HOLDINGS's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which SOONER HOLDINGS is a party or bound by.

          6.8. Absence of Undisclosed Liabilities. SOONER HOLDINGS has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which are not reflected on the financial


                                                                      Exhibit 10
                                                               Page 3 of 6 Pages
               statements set forth in its Form 10-KSB and Form 10-QSB described in paragraph 6.1. above.

          6.9. Absence of Changes. Since March 31, 2008, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of SOONER HOLDINGS.

          6.10. Tax Matters. All taxes and other assessments and levies which SOONER HOLDINGS is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities. There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to the absence of undisclosed liabilities contained in Paragraph 6.8 above includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by SOONER HOLDINGS income or business prior to the Closing Date.

          6.11. Options, Warrants, etc. There are no outstanding options, warrants, calls, commitments or agreements of any character to which SOONER HOLDINGS or its shareholders are a party or by which SOONER HOLDINGS or its shareholders are bound, or are a party, calling for the issuance of shares of capital stock of SOONER HOLDINGS or any securities representing the right to purchase or otherwise receive any such capital stock of SOONER HOLDINGS.

          6.12 Title to Assets. SOONER HOLDINGS is the sole and unconditional owner of, with good and marketable title to, all the assets listed in its financial statements as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

          6.13. Legal Proceedings, Etc. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either SOONER HOLDINGS or the shareholders thereof, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the SOONER HOLDINGS, properties, business or income of SOONER HOLDINGS. SOONER HOLDINGS has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

          6.14. Governmental Regulation. SOONER HOLDINGS is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default



                                                                      Exhibit 10
                                                               Page 4 of 6 Pages
               could have a material adverse effect upon the business, operations or financial condition of SOONER HOLDINGS.

          6.15 Brokers and Finders. SOONER HOLDINGS shall be solely responsible for payment to any broker or finder retained by SOONER HOLDINGS for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein.

          6.16 Accuracy of Information. No representation or warranty by SOONER HOLDINGS contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to Glen McKay pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

          6.17. Subsidiaries. SOONER HOLDINGS does not have any subsidiaries or own capital stock of any other corporation.

          6.18. Consents. No consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by SOONER HOLDINGS or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

          6.19. Improper Payments. No person acting on behalf of SOONER HOLDINGS has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of SOONER HOLDINGS (b) any customer, supplier of competitor of SOONER HOLDINGS, or employee of such customer, supplier or competitor, for the purposes of obtaining or, retaining business for SOONER HOLDINGS, or (c) any political party or any candidate for elective political office nor has any fund or other asset of SOONER HOLDINGS been maintained that was not fully and accurately recorded on the books of account of SOONER HOLDINGS.

          6.20. Copies of Documents. SOONER HOLDINGS has made available for inspection and copying by Glen McKay and his duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by SOONER HOLDINGS with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of SOONER HOLDINGS or adversely effect the objectives of this Agreement.


                                                                      Exhibit 10
                                                               Page 5 of 6 Pages

     7. Expiration of this Agreement. Time is of the essence in the Closing of this Agreement. Payment of the $650,000 to the Sooner Pair must be made on or before 4 p.m., Nevada, USA Time, August 15, 2008, unless extended by written instrument signed by R.C. Cunningham and Thomas J. Kenan. If payment is not paid when due, then the Agreement will expire with no penalties or other amounts to be paid by Glen McKay.

     8. Applicable law, complete agreement and arbitration of disputes. The interpretation and effect of this Agreement shall be in accordance with the laws of the State of Oklahoma, U.S.A. This is the sole agreement of the parties. Any disputes among the parties arising from the performance or non-performance of a party shall be resolved in binding arbitration in accordance with the arbitration procedures of the International Chamber of Commerce.



         /s/ Glen McKay                          /s/ Georges Emmerson Caza
         --------------                          -------------------------
         Glen McKay                              (Witness) Georges EmmerSon Caza





Sooner Holdings, Inc.



       /s/ R.C. Cunningham II     /s/ R.C. Cunningham II     /s/ Thomas J. Kenan
       ----------------------     ----------------------     -------------------
By:
       R.C. Cunningham, II, CEO   R.C. Cunningham, II        Thomas J. Kenan








                                                                      Exhibit 10
                                                               Page 6 of 6 Pages